Exhibit 99.1

                         DPL Makes SEC Filing

    DAYTON, Ohio--(BUSINESS WIRE)--March 15, 2004--DPL Inc. (NYSE:DPL) announced today that it has filed with the Securities and Exchange Commission for an extension to file its 2003 Form 10-K. The Company stated that it is in the process of completing its Form 10-K and that its 2003 financial statements are not expected to differ materially from the Company's previously announced unaudited 2003 results.
    The Company's unaudited 2003 results are attached.

    About DPL

    DPL Inc. is a diversified regional energy company. DPL's principal subsidiaries include The Dayton Power & Light Company (DP&L) and DPL Energy. DP&L provides electric services to over 500,000 retail customers in West Central Ohio. DPL Energy markets over 4,600 megawatts of generation capacity throughout the eastern United States. DPL Inc., through its subsidiaries, ranks among the top energy companies in generation efficiency and productivity. Further information on DPL Inc. can be found at www.dplinc.com.
    Certain statements contained in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Matters presented which relate to events or developments that are expected to occur in the future, including management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectation of the Company's future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Such forward-looking statements are subject to risks and uncertainties and investors are cautioned that outcomes and results may vary materially from those projected due to many factors beyond DPL's control.
    Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.


                               DPL Inc.
            CONSOLIDATED STATEMENT OF RESULTS OF OPERATIONS

                    Three Months     Nine Months       Twelve Months
                        Ended           Ended              Ended
$ in Millions        December 31,    September 30,      December 31,
Except Per Share   ---------------------------------------------------
Amounts              2003    2002    2003    2002      2003      2002
----------------------------------------------------------------------

Electric revenues  $292.4  $282.2  $888.6  $891.3  $1,181.0  $1,173.5
Other revenues,
 net of fuel costs    2.2     2.5     7.8    10.4      10.0      12.9
                   ------- ------- ------- ------- --------- ---------

                    294.6   284.7   896.4   901.7   1,191.0   1,186.4
                   ------- ------- ------- ------- --------- ---------

Operating Expenses
  Fuel               61.3    54.1   173.3   172.9     234.6     227.0
  Purchased power    16.1    11.8    71.8    67.5      87.9      79.3
  Operation and
   maintenance       62.9    47.0   133.8   112.4     196.7     159.4
  Depreciation and
   amortization      33.4    31.8   105.5   102.3     138.9     134.1
  General taxes      26.1    29.0    82.9    82.8     109.0     111.8
  Amortization of
   regulatory
   assets, net       13.8    11.7    35.3    36.4      49.1      48.1
                   ------- ------- ------- ------- --------- ---------

      Total
       operating
       expenses     213.6   185.4   602.6   574.3     816.2     759.7
                   ------- ------- ------- ------- --------- ---------

Pre-Tax Operating
 Income              81.0    99.3   293.8   327.4     374.8     426.7

Investment Income
 (Loss)              27.5   (13.9)   48.5   (91.8)     76.0    (105.7)
Shareholder
 Litigation         (76.7)      -       -       -     (76.7)        -
Other Income
 (Deductions)        (3.3)   (3.2)   28.3    (0.8)     25.0      (4.0)
                   ------- ------- ------- ------- --------- ---------

Total Income
 Before Interest
 and Other Charges   28.5    82.2   370.6   234.8     399.1     317.0
                   ------- ------- ------- ------- --------- ---------

Interest and Other
 Charges
  Interest expense   39.3    39.5   118.0   115.3     157.3     154.8
  Trust preferred
   distributions
   by subsidiary      6.1     6.1    18.5    18.5      24.6      24.6
                   ------- ------- ------- ------- --------- ---------

      Total
       interest
       and other
       charges       45.4    45.6   136.5   133.8     181.9     179.4
                   ------- ------- ------- ------- --------- ---------

Pre-Tax Income      (16.9)   36.6   234.1   101.0     217.2     137.6

Income taxes         (5.1)   11.2    86.4    39.1      81.3      50.3
                   ------- ------- ------- ------- --------- ---------

Income Before
 Cumulative Effect
 of Accounting
 Change             (11.8)   25.4   147.7    61.9     135.9      87.3

Cumulative effect
 of accounting
 change, net of tax     -       -    17.0       -      17.0         -
                   ------- ------- ------- ------- --------- ---------

Net Income         $(11.8)  $25.4  $164.7   $61.9    $152.9     $87.3
                   ======= ======= ======= ======= ========= =========


Average Number of
 Common Shares
 Outstanding
 (millions)
     Basic          119.5   119.0   119.7   119.1     119.6     119.1
     Diluted        119.5   119.0   119.7   122.9     119.7     121.9

Earnings Per Share
 - Basic
  Income Before
   cumulative
   effect          $(0.10)  $0.21   $1.24   $0.52     $1.14     $0.73
  Net Income       $(0.10)  $0.21   $1.38   $0.52     $1.28     $0.73

Earnings Per Share
 - Diluted
  Income Before
   cumulative
   effect          $(0.10)  $0.21   $1.24   $0.50     $1.14     $0.72
  Net Income       $(0.10)  $0.21   $1.38   $0.50     $1.28     $0.72

Dividends Paid Per
 Share             $0.235  $0.235  $0.705  $0.705     $0.94     $0.94

Book Value Per
 Share              $7.52   $6.96   $7.81   $6.70     $7.52     $6.96

----------------------------------------------------------------------
These statements are unaudited.


                               DPL Inc.
                 CONSOLIDATED STATEMENT OF CASH FLOWS

                                                       Twelve Months
                                                            Ended
                                                        December 31,
                                                      ----------------
$ in Millions                                           2003    2002
----------------------------------------------------------------------

Operating Activities:
  Net income                                          $152.9   $87.3
  Adjustments:
    Depreciation and amortization                      138.9   134.1
    Amortization of regulatory assets, net              49.1    48.1
    Deferred income taxes                               19.3   (51.9)
    Captive insurance provision                        (46.8)  (16.6)
    Shareholder litigation settlement                   66.6       -
    Investment (income) loss                           (47.5)  116.7
    Income from interest rate hedges                   (21.2)      -
    Cumulative effect of accounting change, net of tax (17.0)      -
  Changes in working capital                            49.1    (2.1)
  Other                                                  6.9    (1.8)
                                                      ------- -------
      Net Cash Provided by Operating Activities        350.3   313.8

Investing Activities:
  Capital expenditures                                (120.9) (171.6)
  Settlement of interest rate hedges                    51.4       -
  Purchases of fixed income and equity securities     (164.0) (288.3)
  Sales of fixed income and equity securities          298.9   310.4
                                                      ------- -------
    Net Cash Provided by (Used for) Investing
     Activities                                         65.4  (149.5)

Financing Activities:
  Dividends paid on common stock                      (112.1) (111.8)
  Retirement of long-term debt                        (471.9)   (7.2)
  Issuance of long-term debt, net of issue costs       465.1       -
  Issuance of short-term debt, net                         -   (12.0)
                                                      ------- -------
    Net Cash Provided by (Used for) Financing
     Activities                                       (118.9) (131.0)

Cash and Temporary Cash Investments
  Net change                                           296.8    33.3
  Balance at beginning of period                        40.8     7.5
                                                      ------- -------

  Balance at end of period                            $337.6   $40.8
                                                      ======= =======

Cash Paid During the Period for:
  Interest and trust preferred distributions          $184.0  $172.9
  Income taxes                                         $15.2  $104.0

----------------------------------------------------------------------
These statements are unaudited.


                               DPL Inc.
                      CONSOLIDATED BALANCE SHEET

                                             December 31, December 31,
$ in Millions                                   2003          2002
----------------------------------------------------------------------

Assets
  Property                                      $4,420.8     $4,323.2
  Accumulated depreciation and amortization     (1,846.9)    (1,722.3)
                                            ------------- ------------
      Net property                               2,573.9      2,600.9

  Current assets
    Cash and temporary cash investments            337.6         40.8
    Accounts receivable, less provision for
     uncollectible accounts of $6.8 and $11.1      175.2        169.4
    Inventories, at average cost                    52.1         56.1
    Prepaid taxes                                   46.4         46.9
    Other                                           33.2         66.2
                                            ------------- ------------
      Total current assets                         644.5        379.4

  Other assets
    Financial assets                               980.9      1,023.5
    Income taxes recoverable through future
     revenues                                       43.3         34.6
    Other regulatory assets                         36.0         80.1
    Other                                          111.0        155.9
                                            ------------- ------------
      Total other assets                         1,171.2      1,294.1
                                            ------------- ------------

Total Assets                                    $4,389.6     $4,274.4
                                            ============= ============

Capitalization and Liabilities

Capitalization
  Common shareholders' equity
    Common stock                                    $1.3         $1.3
    Other paid-in capital, net of treasury
     stock                                             -            -
    Warrants                                        50.0         50.0
    Common stock held by employee plans            (84.4)       (89.6)
    Accumulated other comprehensive income          51.5          0.2
    Earnings reinvested in the business            881.2        868.0
                                            ------------- ------------
      Total common shareholders' equity            899.6        829.9

  Preferred stock                                   23.0         23.0

  Company obligated mandatorily redeemable
   trust preferred securities of subsidiary
   holding solely parent debentures                292.8        292.6
  Long-term debt
    First mortgage bonds                           573.0        551.2
    Other long-term obligations                  1,081.7      1,591.1
                                            ------------- ------------
      Total shares subject to mandatory
       redemption and long-term debt             1,947.5      2,434.9
                                            ------------- ------------
        Total capitalization                     2,870.1      3,287.8

  Current Liabilities
    Current portion - long-term debt               511.1          9.1
    Accounts payable                                91.0        100.3
    Shareholder litigation                          70.0            -
    Accrued taxes                                  141.2         95.0
    Accrued interest                                42.0         51.1
    Other                                           60.1         25.9
                                            ------------- ------------
      Total current liabilities                    915.4        281.4

  Deferred Credits and Other
    Deferred taxes                                 349.0        295.8
    Unamortized investment tax credit               52.2         55.1
    Insurance and claims costs                      26.0        114.3
    Other                                          176.9        240.0
                                            ------------- ------------
      Total deferred credits and other             604.1        705.2
                                            ------------- ------------

Total Capitalization and Liabilities            $4,389.6     $4,274.4
                                            ============= ============

----------------------------------------------------------------------
These statements are unaudited.


                               DPL Inc.
                         OPERATING STATISTICS

                              Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------ ---------------------
                                2003      2002      2003       2002
----------------------------------------------------------------------

Electric Sales (millions of kWh):
  Residential                    1,220    1,278      5,071      5,302
  Commercial                       895      901      3,699      3,710
  Industrial                     1,049    1,056      4,330      4,472
  Other Retail                     367      348      1,409      1,405
                              --------- -------- ---------- ----------
    Total Retail                 3,531    3,583     14,509     14,889
  Wholesale                      1,436    1,109      4,836      4,358
                              --------- -------- ---------- ----------

    Total                        4,967    4,692     19,345     19,247

Electric Revenues (thousands
 of dollars):
  Residential                  107,046  111,353    442,238    463,197
  Commercial                    66,424   66,442    264,067    264,604
  Industrial                    54,054   53,929    221,960    227,960
  Other Retail                  24,766   23,342     93,478     93,316
                              --------- -------- ---------- ----------
    Total Retail               252,290  255,066  1,021,743  1,049,077
  Wholesale                     40,154   27,194    159,250    124,468
                              --------- -------- ---------- ----------

    Total                      292,444  282,260  1,180,993  1,173,545

Other Statistics:
  Average price per kWh -
   retail (cents)                 7.05     7.04       6.95       6.96
  Fuel cost per net kWh
   generated (cents)              1.32     1.21       1.33       1.34
  Electric customers - end of
   period                      506,396  504,762    506,396    504,762
  Average kWh use per
   residential customer          2,708    2,850     11,276     11,841
  Peak demand - maximum one-
   hour use (mw)                 2,452    2,460      2,981      3,051

Degree Days
      Heating                    1,925    2,250      5,790      5,473
      Cooling                        7       33        687      1,272

----------------------------------------------------------------------

       Inquiries concerning this report should be directed to:

                             Arthur Meyer
                Vice President and Corporate Secretary
                       Telephone (937) 259-7208

 The information contained herein is submitted for general information and not in connection with any sale or offer for sale of, or solicitation of any offer to buy, any securities.


    CONTACT: DPL Inc.
             DPL Medialine, 937-224-5940